                                                                   EXHIBIT 10.46

                 [LOGO OF DSSI, Direct Sourcing Solutions (R)]

PAGE:     1                            FORD MOTOR COMPANY PO#: A01RL99-027767
VENDOR:  111315
AVANTGO, INC.
1700 S AMPHLETT BLVD
SUITE 300                                               *** DO NOT DUPLICATE ***
SAN MATEO CA 94402

** DROP SHIP P.O. **            ** P.O. REPRINT **


                                                             ATTENTION OF: JEAN WINCHESTER
BILL TO: DSSI/SNAPP                                          SHIP TO:      FORD SYSTEMS INTEGRATION CENTE
         HURSTBOURNE PLACE                                                 PO# A01RL99-027767
         9300 SHELBYVILLE ROAD                                             1000 REPUBLIC DRIVE
         SUITE 300                                                         1832 SUITE 600
         LOUISVILLE, KY 40222                                              ALLEN PARK MI 48101
DSSI/SNAPP REF#: 175067

                                       REQ NAME - JOHN FISHWICK 313337-5187

** PRODUCT IS FOR RESALE **


                                                    CURRENCY: U.S. DOLLARS
-------------------------------------------------------------------------------------------------------
P.O. DATE          SHIP VIA                   F. O. B.           ORDER EST. ARRIVAL
1999/12/09      UPS 3PB GROUND    FOB DESTINATION                    1999/12/17
                ACCT# 91W-000
-------------------------------------------------------------------------------------------------------
            PAYMENT TERMS                            F R E I G H T                   CONFIRMING TO

 NET 30                                              PREPAID-ADD                       [******]

-------------------------------------------------------------------------------------------------------
 QTY ORDERED      ITEM NUMBER           EST. ARRIVAL         UNIT COST       DISCOUNT     EXTENDED COST
                  DESCRIPTION
    [******].000  ENT/SERV/CLIENT       1999/12/17             [******].00                   [******].00
         EA       ENTERPRISE SERVER/CLIENT  3.1
                  Cust Part#: 907627
                 *QUOTE# 92005
    [******].000  SSL SECURITY          1999/12/17             [******].00                   [******].00
         EA       SSL SECURITY
                  Cust Part#: 907628
    [******].000  CONDUIT API           1999/12/17             [******].00                   [******].00
         EA       CONDUIT API
                  Cust Part#: 907629
    [******].000  ANN/SUPP/MAINT        1999/12/17             [******].00                   [******].00
         EA       ANNUAL STANDARD MAINTENANCE





----------------------------------------------
INCLUDE ON ALL SHIPPING DOCUMENTATION:              ** CONTINUED ON NEXT PAGE **
FORD MOTOR COMPANY PO#: A01RL99-027767
FULL ITEM DESCRIPTION AND CUSTOMER PART#
AND ATTENTION OF: JEAN WINCHESTER
INCLUDE ON INVOICE: [DSSI/SNAPP]  REF# 175067
----------------------------------------------
DSSI/SNAPP  BUYER: [RICHARD BOBO 502-326-4310]
DSSI/SNAPP  ACCOUNTS PAYABLE CONTACT: BUTCH GIBSON 502 326-4356

                                                               [LOGO OF NSF]

[******] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

PAGE:    2
VENDOR: 111315
AVANTGO, INC.
1700 S AMPHLETT BLVD      [LOGO OF DSSI; D]             *** DO NOT DUPLICATE ***
SUITE 300                          Direct Sourcing Solutions(R)
SAN MATEO CA 94402


** DROP SHIP P.O. **      ** P.O. REPRINT **

                                              ATTENTION OF: JEAN WINCHESTER
BILL TO: DSSI/SNAPP                                         SHIP TO: FORD SYSTEMS INTEGRATION CENTE
         HURSTBOURNE PLACE                                  PO# A01RL99-027767
         9300 SHELBYVILLE ROAD                              1000 REPUBLIC DRIVE
         SUITE 300                                          1832 SUITE 600
         LOUISVILLE, KY 40222                               ALLEN PARK MI 48101
DSSI/SNAPP REF#: 175067

                                  REQ NAME - JOHN FISHWICK  313 337-5187
** PRODUCT IS FOR RESALE **

                                               CURRENCY: U.S. DOLLARS

--------------------------------------------------------------------------------------------------------
 P.O. DATE          SHIP VIA                     F. O. B.                       ORDER EST. ARRIVAL
1999/12/09        UPS 3 PB GROUND      FOB DESTINATION                             1999/12/17
                   ACCT# 91W-000
--------------------------------------------------------------------------------------------------------
                PAYMENT TERMS               F R E I G H T        CONFIRMING TO

 NET 30                                    PREPAID-ADD          BRIGID CRUSICK
--------------------------------------------------------------------------------------------------------
 QTY ORDERED          ITEM NUMBER      EST. ARRIVAL          UNIT COST      DISCOUNT     EXTENDED COST
                      DESCRIPTION
                      AND SUPPORT
                      Cust Part#:  907630
                      PLEASE NOTE:  AVANTGO SOFTWARE
                      LICENSE WILL GOVERN THIS ORDER
                      FOR AVANTGO ENTERPRISE SERVER
                      SOFTWARE.





--------------------------------------------------------------
INCLUDE ON ALL SHIPPING DOCUMENTATION:
FORD MOTOR COMPANY PO#: A01RL99-027767
FULL ITEM DESCRIPTION AND CUSTOMER PART#                         TOTAL ORDER AMOUNT:        [******].00
AND ATTENTION OF: JEAN WINCHESTER
INCLUDE ON INVOICE:  DSSI/SNAPP REF#  175067
--------------------------------------------------------------

DSSI/SNAPP  BUYER:  RICHARD BOBO  502-326-4310
DSSI/SNAPP  ACCOUNTS PAYABLE CONTACT: BUTCH GIBSON   502-326-4356



                                                         [LOGO OF NSF]

[******] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                              LICENSE AGREEMENT

PLEASE READ CAREFULLY, THIS AGREEMENT CONTAINS THE COMPLETE TERMS AND CONDITIONS THAT APPLY TO YOUR USE OF THE AVANTGO SOFTWARE (DEFINED BELOW). IN THIS AGREEMENT, "AVANTGO" MEANS AVANTGO, INC., AND "LICENSEE" MEANS YOU. YOUR USE OF THE AVANTGO SOFTWARE CONSTITUTES YOUR ACCEPTANCE OF ALL TERMS AND CONDITIONS SET FORTH IN THIS AGREEMENT. AS USED IN THIS AGREEMENT, "AVANTGO SITE" REFERS TO THE WORLD WIDE WEB SITE LOCATED AT WWW.AVANTGO.COM.

1.   Definitions.
     -----------

"Confidential Information" of AvantGo shall mean any information disclosed by
 ------------------------
AvantGo to Licensee pursuant to this Agreement which is in written, graphic, machine readable or other tangible form and is marked "Confidential," "Proprietary" or in some other manner to indicate its confidential nature. Confidential Information may also include oral information disclosed by AvantGo to Licensee pursuant to this Agreement, provided that such information is designated as confidential at the time of disclosure. Notwithstanding any failure to so identify it, the Software shall be deemed to constitute AvantGo's Confidential Information.

"Designated Site" shall mean the address location specified in Licensee's
 ---------------
Purchase Order (defined below) where Licensee is permitted to install and operate the Software in accordance with this Agreement.

"Identified Configuration" shall mean the combination of servers, handheld
 ------------------------
devices, and desktop computers specified in Licensee's Purchase Order with which Licensee is authorized to use the Software.

"Purchase Order" shall mean the purchase order submitted by Licensee to AvantGo
 --------------
and accepted by AvantGo for Licensee's use of the Software. The Purchase Order shall set forth certain information, including but not limited to, Licensee's name, authorized contact name, address, the Designated Site, Identified Configuration, Software Description, Number of Permitted User Handheld Devices, License Fee, Maintenance and Support Fees, and the Term of Maintenance and Support.

"Software" shall include the current version of the licensed AvantGo software
 --------
and related documentation. If any, AvantGo makes available to Licensee under this Agreement. Software shall include all Updates, Upgrades, and other modifications to the Software AvantGo makes available to Licensee during the term of this Agreement.

"Specifications" shall mean AvantGo's published specifications for the Software.
 --------------

"Update" means additional or replacement code for the Software that is provided
 ------
by AvantGo to remedy an error or minor bug.

"Upgrade" means any additional or replacement code for the Software provided
 -------
by AvantGo that is designated by AvantGo, in its sole discretion, as a new version of the Software and is generally commercially available.

2.   Delivery and Acceptance. The Software is being delivered through electronic
     -----------------------
means as of the date on which Licensee downloads and installs the Software from the AvantGo Site or as otherwise electronically distributed by AvantGo (the "Delivery Date"). The Software will be deemed accepted on the Delivery Date. If Licensee does not accept these terms and conditions, or Licensee is not satisfied with the Software for any reason, Licensee may return the Software to AvantGo within ten (10) calendar days of the Delivery Date. Licensee shall "return" the Software to AvantGo by destroying all copies of the Software (including any archival copies) and providing written certification of the same within five (5) calendar days of such destruction.

3.   License Grant.
     -------------

3.1  Grant. AvantGo hereby grants to Licensee a nonexclusive, nontransferable
     -----
license, without rights to sublicense, to (a) install the server components of the Software ("AvantGo Server") solely on computers owned or controller by Licensee and located at the Designated Site, (b) install the client components of the Software ("AvantGo Client") on the number of handheld devices specified in the Purchase Order to be used by employees and contractors of Licensee, and
(c) to allow the number of employees and/or contractors of Licensee set forth in the Purchase Order to use the Software solely with the identified Configuration and solely for internal business purposes. Avantgo Enterprise Publisher Licensees are restricted to read-only capabilities (no license for "forms" use) and may not use the Software with SSL, PODS, JavaScript, AvantGo's Conduit API or AvantGo's Provider API. AvantGo reserves all rights in the Software which are not expressly granted in this Agreement.

3.2  Additional Licenses. Licensee may order licenses for additional AvantGo
     -------------------
Server software or AvantGo Client user seats by completing and submitting to AvantGo an Order Form. When submitted by Licensee and accepted by AvantGo, such Order Form shall become a part of this Agreement. Licensee acknowledges and agrees that all such additional licenses shall be governed by the terms of this Agreement, without regard to the terms set forth on any Purchase Order (except those terms specifically set forth in the definition of Purchase Order above) pertaining to such order.

3.3  Restrictions. Licensee agrees that Licensee and its employees and
     ------------
contractors shall not, directly or indirectly, (a) sell, lease, assign, sublicense or otherwise transfer, (b) disclose, divulge or otherwise make available to any third party, (c) use except as authorized by this Agreement,
(d) decompile, disassemble or otherwise analyze for reverse engineering purposes, (e) modify or change the Software in any manner, or (f) export the Software. Licensee shall not sublicense, rent or timeshare the Software. Licensee will have the right to make one (1) backup copy of the Software solely for archival purposes.

3.4  Maintenance. AvantGo will provide reasonable customer support to Licensee
     -----------
for Software licensed directly from AvantGo as set forth in AvantGo's Standard Support and Maintenance policy. If Licensee licenses the Software from any third party, Licensee will receive customer support, if any, from such third party in accordance with such party's applicable support and maintenance terms.

4.  Ownership Rights. Except as expressly set forth herein, AvantGo or its
    ----------------
licensors shall own all right, title and interest in and to the Software. Licensee will not remove any notices from the Software as delivered to Licensee, and will include such notices in all copies of the Software made under this Agreement.

5.   Payments.
     --------

5.1  License Fees. Licensee will pay AvantGo the per-user license fees in
     ------------
accordance with the Purchase Order. The per-user license fees may be changed from time to time upon notice by AvantGo to Licensee. Such license fees shall be due and payable within thirty (30) days after the date of AvantGo's invoice to the Licensee.

5.2  Support and Consulting Fees. In addition, if Licensee acquired the Software
     ---------------------------
directly from AvantGo, Licensee will pay AvantGo [******] percent ([******]%) of AvantGo's then-current list license fee per year for each copy of the Software for which Licensee desires to receive support and/or consulting as identified in the applicable Purchase Order. Such support fees shall be due and payable within thirty (30) days prior to the commencement of the annual support term. Any fees for consulting services AvantGo provides to Licensee will be due and payable within thirty (30) days after the date of AvantGo's invoice for such consulting fees.

5.3  Taxes. The Licensee shall be responsible for, and shall indemnify and hold
     -----
AvantGo harmless from, all export, withholding, federal, state and local taxes, duties or excises arising out of the transactions contemplated by this Agreement, excluding only taxes based on AvantGo's net income.

                                    Page 1

[******] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

5.4  Late Payments. All amounts which Licensee does not pay on a timely basis as
     -------------
required by this Agreement shall be subject to a late charge equal to one and one-half percent ([1.5%]) per month (or, if less, the maximum allowed by applicable law). In the event that any payment due hereunder is overdue, AvantGo reserves the right to suspend performance until such delinquency is corrected.

6.   Trademarks. Nothing in this Agreement shall be construed to be a grant to
     ----------
Licensee by AvantGo of any actual or implied license to use AvantGo's trademarks, trade names or service marks.

7.   Disclaimer of Warranties. THE SOFTWARE WILL BE PROVIDED "AS IS", AND
     ------------------------
AVANTGO SPECIFICALLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY,
NONINFRINGEMENT, AND FITNESS FOR A PARTICULAR PURPOSE IN CONNECTION THEREWITH.

8.   Term of Termination.
     -------------------

8.1  Term. This Agreement shall become effective upon AvantGo's acceptance of
     ----
the applicable Purchase Order and shall continue in effect unless earlier terminated in accordance with this Section 8.

8.2  Default. If either party defaults in the performance of any of its material
     -------
obligations hereunder and such default is not corrected within thirty (30) days after written notice thereof by the other party, then such other party, at its option, may terminate this Agreement by giving written notice of termination to the defaulting party.

8.3  Survival. Sections 1 and 4 through 15 shall survive any termination or
     --------
expiration of this Agreement.

8.4  Effect of Termination. Upon the termination of this Agreement, Licensee
     ---------------------
will promptly destroy or return to AvantGo all copies of the Software purchased hereunder and all AvantGo Confidential Information received hereunder.

9.   Indemnification.
     ---------------

9.1  Indemnity. AvantGo agrees, at its own expense as applicable, to defend or
     ---------
at its option to settle, any claim brought against Licensee for infringement of any United States copyright of any third party by the Software as delivered to the Licensee under this Agreement, provided that Licensee provides AvantGo with:
(a) prompt written notice of such claim; (b) control over the defense and settlement of such claim; and (c) proper and full information and assistance to settle and/or defend any such claim. If an injunction is, or AvantGo believes in its sole discretion is likely to be, entered prohibiting Licensee from exercising its right to use the Software granted hereunder, AvantGo may, at its sole option and expense, (w) procure for Licensee the right to use the Software as provided herein; (x) replace the Software or a portion thereof with other non-infringing products; (y) modify the Software so that it is not infringing; 0r (z) accept return of the Software and terminate this Agreement. AvantGo will not be liable for any costs or expenses incurred by Licensee in connection with any claims subject to the terms of this Section without prior written authorization by AvantGo.

9.2  Exceptions. Notwithstanding the provisions of this Section 9, AvantGo
     ----------
assumes no liability for infringement claims arising from: (a) combination of the Software with other products not provided by AvantGo, if such infringement claims would not have arisen with respect to the Software standing alone; (b) any modifications to the Software unless such modification was made by AvantGo; or (c) any intellectual property rights other than U.S. patent or copyright.

9.3  Limitation. The foregoing provisions of this Section 9 state the entire
     ----------
liability and obligations of AvantGo and the sole and exclusive remedy of Licensee, with respect to any actual or alleged infringement of any intellectual property right by the Software.

10.  Limitation of Liability. IN NO EVENT SHALL AVANTGO BE LIABLE TO LICENSEE
     -----------------------
FOR LOST PROFITS OR ANY CONSEQUENTIAL, SPECIAL, INCIDENTAL, OR INDIRECT DAMAGES OF LICENSEE, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE USE, RESULTS OF USE, OR INABILITY TO USE, THE SOFTWARE. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. IN NO EVENT WILL AVANTGO'S LIABILITY ARISING UNDER OR IN ANY WAY CONNECTED WITH THIS AGREEMENT EXCEED THE PAYMENTS ACTUALLY RECEIVED BY AVANTGO UNDER SECTION 5 ABOVE DURING THE PRECEDING TWELVE
(12) MONTH PERIOD.

11.  Confidentiality.
     ---------------

11.1 Nondisclosure. Licensee shall treat as confidential all Confidential
     -------------
Information, shall not use such Confidential Information except as set forth herein, and shall use reasonable efforts not to disclose such Confidential information to any third party. Without limiting the foregoing, Licensee shall use at least the same degree of care which it uses to prevent the disclosure of its own confidential information of like importance to prevent the disclosure of Confidential Information disclosed to it by AvantGo under this Agreement.

11.2 Exceptions. Notwithstanding the above, Licensee shall not be liable to
     ----------
AvantGo with regard to any Confidential Information which Licensee can prove:
(a) was in the public domain at the time it was disclosed or has entered the public domain through no fault of Licensee; (b) was known to Licensee, without restriction, at the time of disclosure; or (c) is disclosed with the prior written approval of AvantGo.

11.3 Return of Confidential Information. Upon expiration or termination of this
     ----------------------------------
Agreement, Licensee shall return all Confidential Information received from AvantGo.

11.4 Remedies. Licensee's breach of the restrictions contained in this Section
     --------
11 constitutes a material breach of this Agreement which may cause irreparable harm to AvantGo. Any such breach by Licensee shall entitle AvantGo to injunctive relief in addition to all legal remedies.

12.  Confidentiality of Agreement. AvantGo may publicly identify Licensee as a
     ----------------------------
Software user in presentations, press releases, on AvantGo's Site, advertising and marketing materials without Licensee's consent. Any press release to be issued by Licensee in connection with the terms and conditions or existence of this Agreement must be approved in advance by AvantGo.

13.  Export Restrictions. Licensee acknowledges and agrees that the Software is
     -------------------
subject to restrictions and controls imposed by the Export Administration Act and the Export Administration Regulations and other laws and regulations of the United States and any other applicable government or jurisdiction as enacted by the United States or such other government or jurisdiction from time to time ("the Acts"). Licensee hereby agrees to comply with such restrictions and controls as imposed by the Acts.

14.  U.S. Government Restricted Rights. The Software is provided with RESTRICTED
     ---------------------------------
RIGHTS. Use, duplication, or disclosure by the United States Government or any of its agencies is subject to restrictions as set forth in subparagraph
(c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013 or subparagraphs (c)(1) and (2) of the Commercial Computer Software-Restricted Rights at 48 CFR 62.227-19, as applicable. Manufacturer is AvantGo, Inc./1700 S. Amphlett Blvd., Suite 300/San Majoo, CA 94402.

15.  General.
     -------

15.1 Governing Law and Jurisdiction. This Agreement shall be governed by and
     ------------------------------
interpreted in accordance with the laws of the State of California, without reference to conflicts of laws provisions. The parties hereby consent to the exclusive jurisdiction and venue of the state and federal courts of Santa Clara County, California.

15.2 Partial Invalidity. If any provision in this Agreement shall be found or
     ------------------
be held to be invalid or unenforceable in any jurisdiction in which this Agreement is being performed, then said provision shall be severed, solely in such jurisdiction, from the remainder of this Agreement, which shall remain in full force and effect.

15.3 Relationship of the Parties. AvantGo and licensee are independent
     ---------------------------
contractors under this Agreement. Nothing contained in this Agreement is intended nor is it to be construed so as to constitute AvantGo and Licensee as partners or joint venturers with respect to this Agreement. Employees of any party remain employees of said party and shall at no time be considered agents of or to be obligated to render a fiduciary duty to the other party.

15.4 Waiver. The failure of any party to enforce at any time any of the
     ------
provisions of this Agreement shall in no way be construed to be a present or future waiver of such provisions, nor in any way affect the right of any party to enforce each and every such provision thereafter. The express waiver by any party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

15.5 Assignment. Licensee may not assign or otherwise transfer in any way any of
     ----------
Licensee's rights and/or obligations under or arising out of this Agreement without the prior written consent of AvantGo. AvantGo may assign its rights, privileges, and obligations, in whole or in part, under this Agreement without the consent of Licensee.

15.6 Entire Agreement. The terms and conditions contained in this Agreement,
     ----------------
including any hypertext links, Purchase Orders and applicable policies on the AvantGo Site, constitute the entire agreement between the parties and supersede any contradictory terms of any previous or subsequent Purchase Order submitted by Licensee and accepted by AvantGo, all previous agreements and understandings, whether oral or written, between the parties hereto with respect to the subject matter hereof and thereof.

15.7 The Standard Support and Maintenance Plan below is incorporated herein by reference.

                     STANDARD SUPPORT AND MAINTENANCE PLAN
                     -------------------------------------

Definitions:
-----------

"Error" shall mean any verifiable and reproducible failure of the Software to
 -----
substantially conform to the Specifications for such Software. Notwithstanding the foregoing, "Error" shall not include any such failure that is caused by: (i) the use or operation of the Software with an application or in an environment other than that intended or recommended by AvantGo or (ii) modifications to the Software not made by AvantGo.

"Error Correction(s)" shall mean either a modification or addition to or
 -------------------
deletion from the Software that substantially conforms such Software to the then-current Specifications or a procedure or routine that, when observed in the regular operation of the Software eliminates any material adverse effect on Licensee of such Error.

1. Service Responsibilities of AvantGo. In consideration of the maintenance and
   -----------------------------------
support fees in Section 6 below which are paid to AvantGo by the Licensee, AvantGo shall use commercially reasonable efforts to provide the following support services in accordance with the provisions of this Agreement:

 . Provide Licensee technical support and information for AvantGo Software as related to Software use, configuration, maintenance, and troubleshooting. AvantGo is not responsible for technical support of or assistance with Licensee's custom developed content or software used in conjunction with AvantGo Software.

 . Provide access to technical support via telephone, electronic mail, online form submission, and facsimile. Licensee will designate two (2) Licensee support contacts to AvantGo. All Licensee technical support requests must originate from a Licensee designated support representative and must include a description of the problem, any pertinent log information, any error messages, AvantGo Software Version, server operating system version, make and model of handheld PC with operating system version and any other information as described in "Licensee Responsibilities" below. AvantGo Technical Support responses will be directed to the Licensee designated support representative.

 . Confirm and provide initial response to support requests within one business day from time of submission.

 .  Actively manage problem priortization and incident resolution. All open
   (unresolved) support requests (incidents) will be priortized by the Licensee's designated support representative as either High Priority (AvantGo Software is not functioning at all and no work around is available). Medium Priority (AvantGo Software is functioning, however, the server operation is impaired, degraded, or not fully functional) or Low Priority (AvantGo Software is fully functioning but additional information or assistance is requested). AvantGo Technical Support will address all incidents in order of Priority with High priority incidents being addressed first.

 . Communicate progress toward incident resolution to the Licensee's designated support representative until all incidents have been closed.

 . Promptly provide any and all updated software documentation for any Updates or Upgrades provided to the Licensee in accordance with this agreement. Licensee will receive access to an online documentation center which will include current AvantGo technical documentation and information.

2. Updates and Upgrades. AvantGo shall promptly make available to Licensee any
   --------------------
Updates and Upgrades to the Software at no extra charge, subject to the limitations explicitly set forth below in Section 4 below. AvantGo will make such Updates and Upgrades available to Licensee when AvantGo makes such Updates and Upgrades generally available to its other customers then covered by maintenance.

3. Current Release. AvantGo's support obligations with respect to the Software
   ---------------
shall apply only to the most current release of the Software. AvantGo shall have the right at any time after a particular release has been superseded by another release, to terminate support with respect to the superseded release upon giving not less than ninety (90) days notice to the Licensee.

4. Limitations. Support does not include services for any failure or defect in
   -----------
the Software caused by any of the following: (a) the improper use, alteration, or damage of the Software by Licensee or persons other than AvantGo employees or consultants; (b) modifications to the Software not made or authorized by AvantGo; or (c) interaction between the Software and operating systems, database software and other software, when AvantGo has not approved such operating system, database software, and other software for use with the Software. In addition, AvantGo reserves the right to discontinue support any Software which has not been continuously supported by Licensee pursuant to AvantGo's then-current support and maintenance plan. If AvantGo agrees to remedy any errors or problems not covered by the terms of this Exhibit, Licensee shall pay AvantGo for all such work performed at AvantGo's then-current standard time and material rates.

5. Licensee Responsibilities. In order for AvantGo to perform diagnostic testing
   -------------------------
and fault isolation with minimal system interruption, Licensee shall provide AvantGo with remote access to the Software at the Licensee Site experiencing an Error. Licensee agrees to notify AvantGo in writing promptly following the discovery of any Error. Further, upon discovery of an Error, Licensee agrees, if requested by AvantGo, to submit to AvantGo a list of output and any other data that AvantGo may reasonably require to reproduce the Error and the operating conditions under which the Error occurred or was discovered.

6. Support Fees. Licensee shall pay AvantGo the annual support fee in order to
   ------------
receive the support services set forth in this Agreement. The current support fee is set at [******]% of Licensee Fee. The support fee may be changed from time to time upon notice by AvantGo.

                                    Page 3

"Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions".